EXHIBIT 10.25

EXECUTION COPY

*** Text omitted and Filed Separately

with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§200.80(b)(4) and 240.24b-2

LICENSE AND DISTRIBUTION AGREEMENT

THIS LICENSE AND DISTRIBUTION AGREEMENT (the “Agreement”) is made as of the later date of either Yahoo!’s or DivX’s signature hereto (the “Effective Date”) by and among Yahoo! Inc., with offices at 701 1st Avenue, Sunnyvale, CA 94089 (“Yahoo!”), Overture Search Services (Ireland) Limited, with offices at Fitzwilton House, Wilton Place, Dublin 2 (“OSSIL”), and DivX, Inc., a Delaware corporation, with offices at 4780 Eastgate Mall, San Diego, CA 92121 (“DivX”). Subject to Section [ *** ] is responsible for the Yahoo! rights, obligations and duties described under this Agreement [ *** ] and[ *** ]. Subject to Section [ *** ], the use of the term [ *** ] throughout this Agreement shall refer to [ *** ], and shall refer to [ *** ].

RECITALS

WHEREAS, DivX wishes to distribute the Yahoo! Browser and a co-branded version of the Yahoo! Toolbar to individual consumers by way of downloads of the DivX software through a variety of channels including download from the DivX Sites and other means of distribution including OEM installation; and

WHEREAS, the parties wish to cooperate on certain strategic partnership ventures and co-promotions; and

WHEREAS, the parties wish this Agreement and its Exhibits to govern their relationship regarding the foregoing.

NOW, THEREFORE, for good and valuable consideration, and in consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.	DEFINITIONS AND SUMMARY OF EXHIBITS.

The following definitions apply to capitalized terms throughout this Agreement, unless such terms are otherwise expressly defined in the body of the Agreement. All references to “days,” “months” and “quarters” are to U.S. calendar days, months and quarters unless otherwise expressly stated in this Agreement. All monetary amounts are in U.S. dollars.

“Affiliate” means a DivX Affiliate or a Yahoo! Affiliate, as applicable.

“Bonus [ *** ]” has the meaning given in Section 10.1(c) below.

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“[ *** ] Channel” has the meaning given in Section 2.1(b) below.

“Co-Branded Toolbar” means versions of the Yahoo! Toolbar developed and maintained by Yahoo! pursuant to this Agreement that contain branding for both DivX and/or a DivX Affiliate, and Yahoo! and which includes the Yahoo! Toolbar installer, as set forth in the mock-ups on Exhibit A.

[ *** ] has the meaning given in Section 10.1(a) below.

“DivX Affiliate” means any entity that on or after the Effective Date directly or indirectly controls, is controlled by, or is under common control with DivX, where “control” means the ownership of, or the power to vote, at least fifty percent (50%) of the voting stock, shares or interests of such entity, provided, however that DivX Affiliate shall also include [ *** ].

“DivX Brand Features” means all trademarks, service marks, logos and other distinctive brand features of DivX that are used in or relate to its business and are listed in Exhibit B-1.

[ *** ].

[ *** ].

“DivX Sites” means the Website(s) owned, branded, controlled or served by DivX or a DivX Affiliate, from which users may download the DivX Software, including without limitation the sites located at [ *** ], and such other sites as DivX may designate as “DivX Sites” upon written notice to Yahoo!.

“DivX Software” means the DivX Codec, DivX Converter, DivX Player, DivX Web Player, DivX Content Updater and the DivX for Windows software bundle [ *** ].

[ *** ].

“Download” means a download of DivX Software conducted by an End User and delivered electronically via the Internet to a Personal Computer.

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“End User” means any human being who retrieves, requests, downloads or receives DivX Software, for his or her own personal use.

“[ *** ]Yahoo! Market” means [ *** ], set forth in Exhibit D, [ *** ].

“Installation” means an installation of [ *** ], in each case on a [ *** ] for either the [ *** ], and further provided that such installation can be counted as an [ *** ] as determined by the [ *** ] Table attached as Exhibit G and such [ *** ].

“Installation Screen Displays” means the screen displays presented to Users when downloading or installing the Co-Branded Toolbar or the Yahoo! Browser in connection with the download, installation, Update or use of the DivX Software, examples of which are set forth in Exhibit A.

“Launch Date” means [ *** ] or such date as the parties may mutually agree upon by written amendment to this Agreement.

“Market [ *** ]” means [ *** ] identified as “[ *** ]” in Exhibit D.

“Minimum Requirements” means [ *** ].

“Minimum [ *** ] Installations” has the meaning given in Section 12.3 below.

[ *** ]

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[ *** ]

[ *** ] Channel” has the meaning given in Section 2.1(b) below.

[ *** ]

[ *** ]

“[ *** ] Bonus” has the meaning given in Section 10.1(c) below.

“Personal Computer” means a computer primarily designed or marketed for use by consumers or end users.

“Required Distribution” means distributions [ *** ].

“Required DivX Software” means the following DivX Software [ *** ].

“Total Threshold [ *** ] Number” has the meaning given in Section 10.1(c) below.

“Update” means all manual or automated updates, including bug fixes, upgrades, prequels, sequels, versioning or any other form of replacement, activation, or enhancement of the DivX Software conducted by an End User and delivered electronically via the Internet to a Personal Computer as confirmed by DivX’s electronic detection and reporting systems.

“User” means a person who installs the Yahoo! Software on a Personal Computer.

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“User Data” means information provided by or obtained from Users through use of the Yahoo! Software, excluding non-personally identifiable data related solely to the Installation of the Yahoo! Software.

“Yahoo! Affiliate” means any entity that on or after the Effective Date directly or indirectly controls, is controlled by, or is under common control with Yahoo!, where “control” means the ownership of, or the power to vote, at least fifty percent (50%) of the voting stock, shares or interests of such entity. “Yahoo! Affiliate” also includes [ *** ].

“Yahoo! Brand Features” means all trademarks, service marks, logos and other distinctive brand features of Yahoo! that are used in or relate to its business and are listed in Exhibit C-1.

“Yahoo! Browser” means the Yahoo!-branded version of Microsoft’s Windows Internet Explorer 7 Web browser, including any subsequent versions.

“Yahoo! EULA” means the End-User License Agreement(s), as updated by Yahoo! from time to time, to which Users must consent before they can install and use the Yahoo! Software.

“Yahoo! Links” means text hypertext links to or from the Yahoo! Properties. Separate Yahoo! Properties may be featured in the Yahoo! Software.

“Yahoo! Market” means [ *** ].

“Yahoo! Properties” means any Yahoo! or Yahoo! Affiliate-branded or co-branded Web sites and Web pages, Yahoo! or Yahoo! Affiliate-provided software, or Yahoo! or Yahoo! Affiliate services, including, without limitation, those Internet guides, developed in whole or in part by Yahoo! or a Yahoo! Affiliate and which are displayed on or which transfer information to and/or from any electronic device now known or later developed.

“Yahoo! Software” means the Co-Branded Toolbar and the Yahoo! Browser.

“Yahoo! Software [ *** ]” means [ *** ] in accordance with this Agreement to [ *** ], in each case on [ *** ] that meets or exceeds the Minimum Requirements of the [ *** ], made in connection with [ *** ] or as otherwise provided herein as confirmed by [ *** ] and provided that such [ *** ] Table attached as Exhibit G. For sake of clarity, [ *** ].

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“Yahoo! Toolbar” means Yahoo!’s proprietary software applications currently known as “Yahoo! Toolbar,” as well as supporting software applications as set forth in Exhibit A, for use with the [ *** ], which presently provides a navigation bar on the browser GUI containing Internet search functionality and links and bookmarks to various Internet sites and services provided by Yahoo!.

“Yahoo! User Data” means all data provided to Yahoo! by users who register with Yahoo! as well as all data generated in connection with user’s use of the Yahoo! Properties. Yahoo! User Data includes, but is not limited to, User Data.

SUMMARY OF EXHIBITS:

EXHIBIT A	Distribution Specifications and Installation Screen Displays
EXHIBIT B-1	DivX Brand Features
EXHIBIT B-2	DivX Trademark Usage Guidelines
EXHIBIT C-1	Yahoo! Brand Features
EXHIBIT C-2	Yahoo! Trademark Usage Guidelines
EXHIBIT D	Yahoo! Market
EXHIBIT E	[ *** ]
EXHIBIT F	[ *** ]
EXHIBIT G	[ *** ] Table
EXHIBIT H	[ *** ]
EXHIBIT I	Minimum [ *** ] Installations
EXHIBIT J	Pre-approved Press Release
EXHIBIT K	[ *** ]

2.	LICENSE GRANTS.

Subject to the terms and conditions of this Agreement, the parties grant each other the following licenses. All rights not expressly granted are reserved to the licensor.

2.1	Grant of Licenses to DivX.

(a) Yahoo! Brand Features. Yahoo! grants DivX a non-exclusive, nontransferable, worldwide, royalty-free license during the Term to use, reproduce, distribute and display the Yahoo! Brand Features solely in connection with (i) Installation Screen Displays and Yahoo! Links, as authorized by this Agreement, and (ii) the marketing and promotion of the Yahoo! Software [ *** ], provided that DivX’s uses of the Yahoo! Brand Features must be pre-approved by Yahoo! in each instance and must comply with Yahoo!’s Trademark Usage Guidelines set forth in Exhibit C-2, such approval not to be unreasonably withheld or delayed.

(b) Yahoo! Software. Yahoo! grants DivX a non-exclusive, nontransferable, worldwide, royalty-free license during the Term to distribute the Yahoo!

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Software in machine executable object-code form only, solely in connection with (i) [ *** ]; or (ii) [ *** ] and as otherwise provided in this Agreement. The license in this Section 2.1(b) is expressly conditioned upon (1) DivX’s [ *** ] in this Agreement; (2) DivX’s [ *** ]; (3) DivX’s [ *** ]; (4) DivX’s[ *** ]; and (5) [ *** ].

2.2	Grant of License to Yahoo!. DivX grants Yahoo! and the Yahoo! Affiliates a non-exclusive, nontransferable, royalty-free license during the Term to use, reproduce, distribute and display the DivX Brand Features as necessary for Yahoo! and/or the Yahoo! Affiliates to develop and maintain the Yahoo! Software as set forth in this Agreement, provided that in all cases, Yahoo!’s and the Yahoo! Affiliates’ uses of the DivX Brand Features must be pre-approved by DivX in each instance and must comply with DivX’s Trademark Usage Guidelines set forth in Exhibit B-2, such approval not to be unreasonably withheld or delayed.

3.	RIGHTS AND RESPONSIBILITIES FOR YAHOO! SOFTWARE.

3.1	Yahoo! Software Design, Features, Functionality. During the Term, as between the parties, Yahoo! (or the Yahoo! Affiliates) will develop and maintain the Yahoo! Software [ *** ]

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[ *** ]. Notwithstanding anything else in this Agreement, DivX agrees that Yahoo! is the “Executive Producer” of, will have sole control over and the right to redesign or modify at any time, the appearance, size, design, layout, features, look-and-feel, content and other elements of the Yahoo! Software; provided that any redesigns, changes or modifications of the Yahoo! Software do not materially breach Yahoo!’s obligations under this Agreement. [ *** ].

3.2	Distribution of the Yahoo! Software.

(a) Method of Distribution. Yahoo! will [ *** ], and DivX will begin distribution of the Yahoo! Software on, [ *** ] in accordance with this Agreement. Commencing on [ *** ], DivX will distribute the [ *** ] Yahoo! Software as provided by Yahoo! in accordance with the Distribution Specifications as set forth in Exhibit A, provided that Yahoo! will provide to DivX with [ *** ], and DivX shall [ *** ]. DivX shall be allowed to make [ *** ] pursuant to the [ *** ] Table attached as Exhibit G hereto. [ *** ]. All [ *** ] shall be performed using the [ *** ] in accordance with the Distribution Specifications and Section 3.2(d). Except as provided in Exhibit A and Section 4.5, and subject to this Section 3.2, DivX will [ *** ] during the Term and otherwise in compliance with all installation specifications set forth in Exhibit A.

Upon request by Yahoo! from time to time, the parties will cooperate to [ *** ] into the [ *** ] in order to prevent [ *** ], and also cooperate to ensure that [ *** ] in order to ensure accurate tracking of [ *** ].

DivX shall not (a) [ *** ]

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[ *** ]; (b) [ *** ]; and (c) [ *** ].

Except as otherwise provided in this Agreement, DivX may [ *** ], subject to the [ *** ]. In addition, DivX at its sole option may [ *** ], provided, however, that (i) [ *** ]; and (ii) [ *** ]. Notwithstanding the foregoing, [ *** ] resulting from [ *** ] shall be counted as [ *** ]. Notwithstanding the foregoing, any [ *** ] of the Yahoo! Software through the [ *** ] shall conform with all restrictions and requirements applicable to [ *** ] in this Agreement.

DivX will not [ *** ]. Except as provided in Section 4.3, DivX will not [ *** ]. DivX’s [ *** ] with [ *** ], shall prohibit such[ *** ] from (i) [ *** ]; and (ii) [ *** ]. In the event that DivX learns that a [ *** ] the DivX Software or

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Yahoo! Software in violation of this Section 3.2(a) or Section 3.5, DivX will [ *** ] as soon as possible, but no later than [ *** ] of the date it first learns of such [ *** ]. Any [ *** ] of Yahoo! Software or resulting installation of Yahoo! Software that is (x) in violation of [ *** ]; (y) in violation of Section [ *** ]; or (z) [ *** ] will not be counted as [ *** ] (and DivX will cooperate with Yahoo! in investigating the scope of any such violations and [ *** ]).

(b) [ *** ]. DivX will not [ *** ].

(c) [ *** ].

(d) Development of Yahoo! Software [ *** ] and Installation Screen Displays. The parties will [ *** ] each version of the Yahoo! Software [ *** ] and Installation Screen Displays, and each party shall [ *** ], to [ *** ] of Yahoo! Software [ *** ] and Installation Screen Displays that do not [ *** ]. Throughout the Term, the parties will [ *** ] of each Yahoo! Software [ *** ] by [ *** ]. The parties will cooperate and use commercially reasonable efforts to [ *** ] Yahoo! Software [ *** ] and the Installation Screen Displays on a [ *** ] basis if it is determined that the [ *** ]. The [ *** ] of each Yahoo! Software [ *** ] and the Installation Screen Displays will be [ *** ]. The Installation Screen Displays approved by [ *** ] shall conform to those set forth in Exhibit A. DivX will notify Yahoo! in writing at least [ *** ] prior to [ *** ], including but not limited to [ *** ]. In the event that DivX learns that a change [ *** ] has [ *** ], both parties will [ *** ] from the date the parties learn of such change.

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3.3	Service Support. DivX or DivX Affiliate will provide customer support to Users relating to the DivX Site, Installation Screen Displays, the DivX Software and any DivX functionality of the Co-Branded Toolbar. Yahoo! and/or the Yahoo! Affiliates will provide customer support to Users relating to the Yahoo! Software. DivX and Yahoo! agree to refer appropriate customer support inquiries to each other’s customer support representatives and they will cooperate to make such referrals in a timely fashion. In no event will customer support representatives of either party make statements which purport to bind the other party to a particular customer support solution, and in no event will customer support representatives of one party be considered employees, agents, or contractors of the other party, nor will they represent themselves as such.

3.4	No Reverse Engineering. Neither DivX, nor any DivX-authorized third party, shall decompile or reverse engineer the Yahoo! Software, distribute, sell or barter the Yahoo! Software in violation of this Agreement, remove any proprietary rights notices incorporated within the Yahoo! Software, incorporate any software into the Yahoo! Software, modify the Yahoo! Software, or modify any images or third party trademarks or logos incorporated into the Yahoo! Software without Yahoo!’s express prior written approval in each instance.

3.5	[ *** ] Restrictions. DivX will not [ *** ] with the Yahoo! Software or the DivX Software; provided, however, that DivX may [ *** ] only with Yahoo!’s prior written consent in each instance, such consent not to be unreasonably withheld or delayed. Except as expressly prohibited in this Agreement, the [ *** ] of the DivX Software [ *** ] shall not constitute a breach of this Agreement. In addition, DivX will not [ *** ] in any of the following ways: (i) [ *** ]; (ii) by [ *** ]; (iii) in a manner that results in [ *** ] [ *** ]; (iv) by repeatedly [ *** ]; and (v) by [ *** ]. DivX will prohibit all of the foregoing in any [ *** ] the distribution of DivX Software that includes the Yahoo! Software.

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3.6	Distribution of DivX Software. Except as set forth in this Agreement, DivX may distribute without restriction any software products owned by DivX or any DivX Affiliate that do not include or incorporate the Yahoo! Software.

4.	EXCLUSIVITY; RIGHT OF FIRST REFUSAL; PROMINENCE; [ *** ].

4.1	Exclusivity – [ *** ]. During the Term, with respect to DivX Software that is distributed with the Yahoo! Software, DivX shall not [ *** ]. Notwithstanding the foregoing, if [ *** ], DivX may [ *** ]. Notwithstanding anything in this Section 4.1, DivX will not be prohibited from (1) [ *** ] or (2) [ *** ]. DivX agrees that any violation or threatened violation of this Section 4.1 will cause Yahoo! irreparable harm for which there is no adequate remedy at law.

4.2	Exclusivity – [ *** ]. During the Term, Yahoo! and/or the Yahoo! Affiliates shall be the exclusive [ *** ] to DivX of [ *** ]. In addition, DivX shall not [ *** ] without the prior written consent of Yahoo!; provided, however, that DivX may [ *** ] from [ *** ] [ *** ] so long as such software is not [ *** ]. DivX agrees that any violation or threatened violation of this Section 4.2 will cause Yahoo! irreparable harm for which there is no adequate remedy at law.

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4.3	Right of First Refusal – [ *** ]. With respect to [ *** ], Yahoo! will have a Right of First Refusal to [ *** ]. With respect to each such [ *** ], DivX will (a) [ *** ]; (b) [ *** ]; and (c) [ *** ]. The Right of First Refusal will not apply to the [ *** ] for the [ *** ]. Notwithstanding anything in this Section 4.3, the Right of First Refusal shall not apply to [ *** ].

4.4	Prominence. [ *** ].

4.5	Required [ *** ]. During the Term, DivX shall be required to [ *** ]. Subject to Section 4.2, DivX shall not be required to [ *** ]: (a) [ *** ]; and/or (b) [ *** ]

[ *** ].

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5.	CONFIDENTIALITY; PROMOTIONS.

5.1	Nondisclosure Agreement. Yahoo! and DivX acknowledge and agree that the terms of the Mutual Nondisclosure Agreement dated [ *** ] will be incorporated by reference and made a part of this Agreement, and will govern the use and disclosure of confidential information and all discussions pertaining to or leading to this Agreement. The parties will work together to [ *** ] from [ *** ] or [ *** ] who may [ *** ], but in no event shall (a) any [ *** ] or (b) any [ *** ], except where [ *** ].

5.2	Regulatory Disclosures. If this Agreement or any of its terms must be [ *** ], the disclosing party will (a) [ *** ]; (b) [ *** ]; and (c) [ *** ].

5.3	Publicity. No party may make any public announcement or issue any press release about the existence or terms of this Agreement without the other parties’ prior written approval and consent. Any and all publicity relating to this Agreement and subsequent transactions between Yahoo! and DivX and the method of its release will be approved in advance of the release, in writing, by both Yahoo! and DivX. Notwithstanding the foregoing, the parties agree that on or after the date of execution of the Agreement either party may distribute the pre-approved press release attached as Exhibit J without prior written approval.

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6.	[ *** ] REPRESENTATIONS AND WARRANTIES.

6.1	[ *** ]

6.2	[ *** ]

6.3	Mutual Warranties. Each party warrants it has the right, power and authority to enter into this Agreement and to perform its obligations under this Agreement, including but not limited to granting the rights and licenses provided under this Agreement.

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6.4	[ *** ] Consents. Yahoo! will NOT be responsible for the [ *** ] under this Agreement with respect to [ *** ] unless and until [ *** ] consent or agreements are in place among [ *** ], provided, however, that Yahoo! represents and covenants that it shall [ *** ].

7.	LIMITATION OF LIABILITY.

7.1	Lost Profits; Consequential Damages. EXCEPT AS OTHERWISE PROVIDED IN SECTION 7.3, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NO PARTY WILL BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY OTHER INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED, AND UNDER WHATEVER CAUSE OF ACTION OR THEORY OF LIABILITY BROUGHT (INCLUDING, WITHOUT LIMITATION, UNDER ANY CONTRACT, NEGLIGENCE OR OTHER TORT THEORY OF LIABILITY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.2	Total Cumulative Liability. EXCEPT AS OTHERWISE PROVIDED IN SECTION 7.3 AND EXCEPT FOR AMOUNTS OWED BY EITHER PARTY TO THE OTHER PARTY UNDER SECTION 3.2(a), SECTION 10, AND SECTION 11.1, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY’S AGGREGATE LIABILITY FOR DIRECT DAMAGES, UNDER THIS AGREEMENT (CUMULATIVELY) SHALL BE LIMITED TO [ *** ].

7.3	NOTWITHSTANDING THE FOREGOING SECTIONS 7.1 AND 7.2, THE ABOVE EXCLUSIONS AND LIMITATIONS OF LIABILITY WILL NOT APPLY: (i) TO A PARTY’S BREACH OF ITS CONFIDENTIALITY

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7.4	OBLIGATIONS UNDER SECTION 5.1 OF THIS AGREEMENT; (ii) A PARTY’S DAMAGES CAUSED BY THE OTHER PARTY’S FRAUD, WILLFUL MISCONDUCT, GROSS NEGLIGENCE IN CONNECTION WITH A MATERIAL BREACH UNDER THIS AGREEMENT; OR (iii) [ *** ]; OR (iv) [ *** ].

8.	DISCLAIMER.

EXCEPT FOR THE EXPRESS WARRANTIES MADE IN THIS AGREEMENT, ALL MATERIALS AND DELIVERABLES PROVIDED BY ONE PARTY TO THE OTHER PARTIES HEREUNDER ARE PROVIDED “AS IS.” TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES MAKE NO OTHER WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, TITLE AND NON-INFRINGEMENT. EXCEPT FOR THE EXPRESS WARRANTIES MADE IN THIS AGREEMENT, YAHOO!, ITS LICENSORS AND THE YAHOO! AFFILIATES MAKE NO WARRANTY THAT THE YAHOO! SOFTWARE WILL MEET USERS’ REQUIREMENTS, THAT THE YAHOO! SOFTWARE AND YAHOO! PROPERTIES WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR FREE; NOR DO YAHOO!, ITS LICENSORS, OR THE YAHOO! AFFILIATES MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE YAHOO! SOFTWARE AND YAHOO! PROPERTIES OR AS TO THE ACCURACY OR RELIABILITY OF ANY INFORMATION OBTAINED THROUGH THE YAHOO! SOFTWARE OR YAHOO! PROPERTIES, OR THAT DEFECTS IN THE YAHOO! SOFTWARE OR YAHOO! PROPERTIES WILL BE CORRECTED. EXCEPT FOR THE EXPRESS WARRANTIES MADE IN THIS AGREEMENT, DIVX, ITS LICENSORS AND THE DIVX AFFILIATES MAKE NO WARRANTY THAT THE DIVX SOFTWARE WILL MEET USERS’ REQUIREMENTS, THAT THE DIVX SOFTWARE AND DIVX SITES WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR FREE; NOR DO DIVX, ITS LICENSORS, OR THE DIVX AFFILIATES MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE DIVX SOFTWARE AND DIVX SITES OR AS TO THE ACCURACY OR RELIABILITY OF ANY INFORMATION OBTAINED THROUGH THE DIVX SOFTWARE OR DIVX SITES, OR THAT DEFECTS IN THE DIVX SOFTWARE OR DIVX SITES WILL BE CORRECTED.

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9.	INDEMNIFICATION.

9.1	DivX will indemnify, hold harmless, defend and/or settle, and pay damages awarded pursuant to, any third party claim brought against Yahoo! (and its respective officers, directors, employees and agents) and/or the Yahoo! Affiliates (and their respective officers, directors, employees and agents) to the extent that such claim, demand, action or other proceeding (“Claim”) (a) is based on, or arises out of, [ *** ], (b) which alleges that [ *** ]; (c) is based on, or arises out of [ *** ]; (d) is based on, or arises out of [ *** ]; or (e) alleges that [ *** ]; provided, however, that in any such case (A) Yahoo! or the Yahoo! Affiliates, as applicable, provides DivX with prompt notice of any such claim; (B) Yahoo! and the Yahoo! Affiliates permit DivX to assume and control the defense of such action upon DivX’s written notice to Yahoo! of its intention to indemnify; and (C) upon DivX’s written request, and at no expense to Yahoo! and the Yahoo! Affiliates, Yahoo! or the Yahoo! Affiliates will provide to DivX all available information and assistance reasonably necessary for DivX to defend such claim. DivX will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Yahoo! or the Yahoo! Affiliates, without Yahoo!’s prior written consent, which will not unreasonably be withheld. DivX will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys’ fees and costs awarded against or otherwise incurred by Yahoo! or the Yahoo! Affiliates in connection with or arising from any such Claim.

9.2

Yahoo! will indemnify, hold harmless, defend and/or settle, and pay damages awarded pursuant to, any third party claim brought against DivX (and its respective officers, directors, employees and agents) and/or the DivX Affiliates (and their respective officers, directors, employees and agents) to the extent that such claim, demand, action or other proceeding

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(“Claim”) (a) is based on, or arises out of [ *** ], (b) which alleges that [ *** ] [ *** ]; (c) is based on, or arises out of [ *** ]; or (d) alleges that [ *** ]; provided, however, that in any such case (A) DivX provides Yahoo! with prompt notice of any such claim; (B) DivX permits Yahoo! to assume and control the defense of such action upon Yahoo!’s written notice to DivX of its intention to indemnify; and (C) upon Yahoo!’s written request, and at no expense to DivX, DivX will provide to Yahoo! all available information and assistance reasonably necessary for Yahoo! to defend such claim. Yahoo! will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to DivX, without DivX’s prior written consent, which will not unreasonably be withheld. Yahoo! will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys’ fees and costs awarded against or otherwise incurred by DivX in connection with or arising from any such Claim.

9.3	Exclusions to Indemnification. A party otherwise obligated to indemnify the other party pursuant to Section 9.1 or 9.2 (“Indemnifying Party”) will have no obligation under the applicable provision of Section 9 to the extent a Claim is based upon:

(a)	[ *** ];

(b)	[ *** ];

(c)	[ *** ]; or

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(d)	[ *** ].

9.4	[ *** ]

10.	COMPENSATION AND REPORTING.

10.1	Compensation for Yahoo! Software Distribution during the Term.

(a) Payment by Yahoo! to DivX. With respect to Yahoo! Software that is [ *** ] by DivX pursuant to the terms of this Agreement during the Term, Yahoo! will pay DivX:

i.	[ *** ] (the “Minimum Payment”) provided that DivX delivers [ *** ] Yahoo! Software [ *** ] in the Yahoo! Market in such [ *** ]. For clarity, in the event DivX [ *** ], the [ *** ] and Minimum Payment will be adjusted as set forth in Section 10.1(f); and

ii.	A [ *** ] Bonus (as defined below) if the requirements of such [ *** ] Bonus are met by DivX.

(b) Reduction of Minimum Payment. In the event that DivX does not deliver the [ *** ] Target pursuant to Section 10.1(a), the total Minimum Payment payable to DivX will be [ *** ] [ *** ]. For example, if DivX delivers [ *** ], the Minimum Payment will be reduced by [ *** ].

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(c) [ *** ] Bonus. In the event that, [ *** ] has been met and, within a given Market [ *** ], Yahoo! Software [ *** ] exceed [ *** ] (the “Total Threshold [ *** ] Number”), Yahoo shall also pay DivX the applicable [ *** ] Bonus [ *** ]. “Bonus [ *** ]” means [ *** ]. “[ *** ] Bonus” means [ *** ].

[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

(d) Initial and Ending [ *** ]. In the event the Launch Date occurs on a date other than the beginning of a [ *** ], or in the event the Agreement terminates pursuant to Section 12 on a day other than the last day of a [ *** ], then the [ *** ], Bonus [ *** ], Total Threshold [ *** ] Number and Minimum Payment for the [ *** ] shall be [ *** ].

(e) [ *** ]. During the Term, the parties shall meet at least [ *** ] to review the [ *** ] for the possible [ *** ], including without [ *** ]; provided, however, that Yahoo! will have the right in its sole discretion to [ *** ] in good faith as changes are made to [ *** ] during the Term. Yahoo! shall provide timely notice to DivX of such [ *** ] during such [ *** ], and the parties shall in good faith mutually agree upon the [ *** ]. Notwithstanding the foregoing, Yahoo! shall not [ *** ]; provided that Yahoo! may [ *** ] if Yahoo! is [ *** ].

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(f) [ *** ]. In the event [ *** ], DivX at its sole discretion may [ *** ] exercise a [ *** ] of the Agreement [ *** ] such that for the remainder of the Term after the effective date of such [ *** ]: (a) the [ *** ] shall be reduced by [ *** ] Yahoo! Software [ *** ] and the [ *** ] Minimum Payment shall be reduced by [ *** ]; (b) the [ *** ] shall be reduced by [ *** ]; (c) the minimum number of [ *** ] shall be reduced by [ *** ] Yahoo! Software [ *** ] per [ *** ] period, and (d) the Minimum [ *** ] Installations [ *** ] and Exhibit I shall be reduced pursuant to Exhibit I. [ *** ]:

i.	[ *** ];

ii.	[ *** ]; and

iii.	[ *** ].

10.2

Payment Provisions. DivX will invoice Yahoo! for the Minimum Payment, or any applicable portion thereof, upon the earlier of: (a) the end of the [ *** ] in which the [ *** ] Target is achieved; or (b) [ *** ] of the end of the relevant [ *** ], at DivX’s discretion. DivX will invoice Yahoo! for any applicable [ *** ] Bonus within [ *** ] of receiving the [ *** ] Report (as defined in Section 10.4) from Yahoo!. Payment will be due within [ *** ] of the date of such invoices, provided, however that in the event DivX invoices Yahoo! at the end of the [ *** ] in a [ *** ] pursuant to 10.2(a) above, payment by

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Yahoo! will be due within [ *** ] of the date of such invoices. If the Yahoo! Market includes [ *** ] [ *** ], DivX acknowledges that payment will only be made after DivX fulfills Yahoo!’s invoicing requirements [ *** ], and as may amended by Yahoo! from time to time upon [ *** ]. Yahoo! may [ *** ] under this Agreement, including [ *** ] under this Agreement. Except as specifically set forth in this Section, Yahoo! will retain all revenues derived from or in connection with its services. DivX will pay Yahoo! any amounts owed by DivX to Yahoo! under this Agreement within [ *** ] of receipt of invoice from Yahoo!.

10.3	Reporting by DivX. During the Term, on a [ *** ] basis and accompanying each [ *** ], DivX shall provide a written report to Yahoo! [ *** ] containing, at a minimum, [ *** ].

10.4	Reporting by Yahoo. During the Term, on a [ *** ] basis, Yahoo! shall provide a written report to DivX [ *** ] containing, at a minimum, [ *** ] within [ *** ] after the end of the relevant [ *** ].

10.5	Reporting [ *** ]. [ *** ]. The method of tracking and reporting details will be [ *** ] prior to the [ *** ]. In the event that there is [ *** ], DivX and Yahoo! shall make good faith efforts to determine and address the cause and [ *** ] in a timely fashion according to the results of said efforts.

10.6	[ *** ]

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[ *** ].

10.7	Taxes. All payments under this Agreement are exclusive of taxes or duties imposed by any governmental entity, and each party shall be responsible for paying any applicable taxes with respect to their own products or services.

11.	STRATEGIC COOPERATION

11.1	Advertising Inventory. During the Term, beginning in [ *** ], Yahoo! will provide [ *** ] to DivX [ *** ] web advertising [ *** ], provided, however that Yahoo! shall not be required to provide any advertising to DivX [ *** ] in the event DivX fails to [ *** ].

11.2	[ *** ]

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11.3	[ *** ]

11.4	[ *** ]

11.5	[ *** ]:

(a)	[ *** ]

(b)	[ *** ]

(c)	[ *** ]

[ *** ]

11.6	[ *** ]

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[ *** ]

11.7	[ *** ]

11.8	[ *** ]

12.	TERM AND TERMINATION.

12.1	Term. The term of this Agreement will commence on the Effective Date and unless earlier terminated as set forth herein, shall end on December 31, 2009 (the “Term”).

12.2	Termination by a Party with Cause. This Agreement may be terminated at any time by a party (a) immediately upon written notice if the another party (i) becomes insolvent; (ii) files a petition in bankruptcy; or (iii) makes an assignment for the benefit of its creditors; or (b) except as otherwise provided for in Section 12.3 or 12.4 below, [ *** ] after written notice to the other party of such other party’s breach of any material obligations under this Agreement in any material respect, which breach is not remedied within such notice period.

12.3	Termination by Yahoo! for Cause. Yahoo! will have the right to terminate this Agreement upon [ *** ] prior written notice to DivX if, at any time during the Term, (a) DivX does not provide [ *** ] Yahoo! Software[ *** ] in a [ *** ] period; or (b) DivX fails to provide the Minimum [ *** ] Installations set forth in Exhibit I. “Minimum [ *** ] Installations” means the minimum number of Installations DivX shall achieve [ *** ]. In the event DivX [ *** ]. In the event this Agreement terminates pursuant to this Section 12.3, then notwithstanding such termination [ *** ].

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12.4	Termination by DivX for Cause. DivX will have the right to terminate this Agreement upon [ *** ] prior written notice to Yahoo! if, at any time during the Term, [ *** ] period [ *** ].

12.5	Effect of Expiration or Termination. Upon expiration or termination of this Agreement for any reason, DivX may continue to exercise its rights under the licenses in Section 2.1 (subject to the restrictions and obligations of DivX contained in this Agreement) solely with respect to any Yahoo! Software that has been distributed in accordance with Section 3.2(a) and Exhibit A prior to the effective date of expiration or termination. [ *** ].

12.6	Survival. The following provisions will survive any termination or expiration of this Agreement for any reason: Section 5.1, Section 5.3, Section 6, Section 7, Section 8, Section 9, Section 10.1 (only with respect to amounts accrued prior to the expiration or termination of this Agreement), Section 10.6, Section 12.5, Section 13 and Section 14.

13.	OWNERSHIP.

13.1	Yahoo! Ownership. DivX acknowledges and agrees that as between DivX, on the one hand, and Yahoo! and the Yahoo! Affiliates, on the other hand, Yahoo! and the Yahoo! Affiliates own all right, title and interest in the Yahoo! Software (except for any DivX Brand Features [ *** ] incorporated thereupon), the Yahoo! Brand Features, the Yahoo! Properties, and Yahoo! User Data. All goodwill generated from DivX’s use of the Yahoo! Brand Features shall inure to the benefit of Yahoo!. Except for the licenses set forth in this Agreement, nothing in this Agreement confers upon DivX any license or right, title, or interest in the foregoing.

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13.2	DivX Ownership. Yahoo! acknowledges and agrees that as between Yahoo!, on the one hand, and DivX and the DivX Affiliates, on the other hand, DivX and the DivX Affiliates own all right, title and interest in the DivX Site(s) (except for any Yahoo! Brand Features incorporated thereupon), the DivX Software, the DivX Brand Features, and DivX Registration Data collected specifically for DivX through the Installation Screen Displays consistent with the terms and conditions of this Agreement. All goodwill generated from Yahoo!’s use of the DivX Brand Features shall inure to the benefit of DivX. Except for the licenses set forth in this Agreement, nothing in this Agreement confers upon Yahoo! or the Yahoo! Affiliates any licenses or right, title, or interest in the foregoing.

14.	GENERAL PROVISIONS.

14.1	Independent Contractors. It is the intention of Yahoo! and DivX that Yahoo! and DivX are, and will be deemed to be, independent contractors with respect to the subject matter of this Agreement, and nothing contained in this Agreement will be deemed or construed in any manner whatsoever as creating any partnership, joint venture, employment, agency, fiduciary or other similar relationship between Yahoo! and DivX.

14.2	Entire Agreement. This Agreement, together with all Exhibits hereto, represents the entire agreement between the parties with respect to the subject matter hereof and thereof and will supersede all prior agreements and communications of the parties, oral or written.

14.3	Amendment and Waiver. No amendment to, or waiver of, any provision of this Agreement will be effective unless in writing and signed by both parties. The waiver by any party of any breach or default will not constitute a waiver of any different or subsequent breach or default.

14.4	Governing Law. This Agreement will be governed by and interpreted in accordance with the laws of the State of California without regard to the conflicts of laws principles thereof. Any dispute or claim arising out of or in connection with the Agreement shall be finally settled by the state or federal courts located in the county of the defendant party’s headquarters (i.e., with respect to Yahoo!, Yahoo! Affiliates or OSSIL as the defendant, Santa Clara County, California, or, with respect to DivX or DivX Affiliates as the defendant, San Diego County, California), and such parties hereby consents to exclusive personal jurisdiction and venue in the federal and state courts in Santa Clara County, California or San Diego County, California, as appropriate.

14.5	Successors and Assigns. Yahoo! may [ *** ]; provided, however, that Yahoo! [ *** ]

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[ *** ]. DivX may [ *** ]. Further, [ *** ]. Any permitted assignments under this Section 14.5 shall be in a manner consistent with the parties’ confidentiality obligations set forth in Section 5 herein, and where [ *** ] (a) [ *** ], and (2) [ *** ]. Any assignments prohibited hereunder will be void. This Agreement shall inure to the benefit of, and be binding upon, the parties’ permitted successors and assigns. [ *** ].

14.6	Force Majeure. No party will be liable for failure to perform or delay in performing any obligation (other than the payment of money) under this Agreement if such failure or delay is due to fire, flood, earthquake, strike, war (declared or undeclared), embargo, blockade, legal prohibition, governmental action, riot, insurrection, damage, destruction or any other similar cause beyond the control of such party; provided such party provides prompt written notice of such force majeure event to the other parties. If such event continues for more than [ *** ], the other parties may terminate this Agreement without further obligation except for those obligations that accrued prior to the date of such termination subject to Section 12.

14.7	Notices. All notices, requests and other communications called for by this Agreement will be deemed to have been given immediately if made by facsimile (confirmed by concurrent written notice sent via overnight courier for delivery by the next business day), if to Yahoo! at 701 1st Avenue, Sunnyvale, CA 94089, Fax: (408) 349-3400 Attention: General Counsel, if to OSSIL at Fitzwilton House, Wilton Place, Dublin 2, Fax: 44 20 7131 1001, Attention: Legal, and if to DivX at 4780 Eastgate Mall, San Diego, CA 92121, Fax: 858 882-0604 Attention: General Counsel, and such other addresses as each party specifies to the other parties. Notice by any other means will be deemed made when actually received by the party to which notice is provided.

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14.8	Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability will not effect any other provisions of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

14.9	Sole Responsibility. DivX and the DivX Affiliates will remain solely responsible for the operation of the DivX Site, and Yahoo! and the Yahoo! Affiliates will remain solely responsible for the operation of the Yahoo! Properties. Each party (a) acknowledges that the DivX Site and the Yahoo! Properties may be subject to temporary shutdowns due to causes beyond the operating party’s reasonable control; and (b) subject to the terms of this Agreement, retains sole right and control over the programming, content and conduct of transactions over its respective Internet-based services.

14.10	Counterparts. This Agreement may be executed in two counterparts, both of which taken together will constitute a single instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission.

14.11	Export Control. The parties agree to comply fully with all relevant export or import laws and regulations of the United States, or of any foreign government to or from where a party is shipping, to in connection with the import, export or re-export, directly or indirectly, of software in connection with this Agreement, and if requested each party shall provide to the other party any necessary documentation to allow for compliance with such import or export laws, including without limitation, the requisite Export Control Classification Numbers (ECCN) under the U.S. Export Administration Regulations (EAR) for the relevant Yahoo! Software and/or DivX Software.

This Agreement has been executed by the duly authorized representatives of the parties, effective as of the Effective Date.

YAHOO! INC.		DIVX, INC.

By:	/s/ Vish Makhijani	By:	/s/ Kevin Hell
Name:	Vish Makhijani	Name:	Kevin Hell
Title:	SVP, Search	Title:	Acting CEO
Date:	9/27/2007	Date:	September 26, 2007

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OVERTURE SEARCH SERVICES (IRELAND) LIMITED

By:	/s/ Dan McCarthy
Name:	Dan McCarthy
Title:	Director
Date:	26/09/07

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Exhibit A

Distribution Specifications and Installation Screen Displays

[ *** ]

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[GRAPHIC]	[ *** ]

[GRAPHIC]	[ *** ]

[GRAPHIC]	[ *** ]

[GRAPHIC]	[ *** ]

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[GRAPHIC]	[ *** ]

[GRAPHIC]	[ *** ]

[GRAPHIC]	[ *** ]

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[GRAPHIC]	[ *** ]

[GRAPHIC]	[ *** ]

[GRAPHIC]	[ *** ]

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[GRAPHIC]	[ *** ]

[GRAPHIC]	[ *** ]

[GRAPHIC]	[ *** ]

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Exhibit B-1

DivX Brand Features

[ *** ]

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Exhibit B-2

DivX Trademark Usage Guidelines

DivX Trademark Usage Guidelines are posted at:

http://www.divx.com/company/about/trademark.php

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Exhibit C-1

Yahoo! Brand Features

[ *** ]

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Exhibit C-2

Yahoo! Trademark Usage Guidelines

[ *** ]

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[ *** ]

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Exhibit D

Yahoo! Market

[ *** ]

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Exhibit E

[ *** ]

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Exhibit F

[ *** ]

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Exhibit G

[ *** ] Table

[ *** ]

[CHART]

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[CHART]

[ *** ]

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[ *** ]

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Exhibit H

[ *** ]

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[ *** ]

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[ *** ]

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Exhibit I

Minimum [ *** ] Installations

[CHART]

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Exhibit J

Draft Pre-Approved Press Release

DivX and Yahoo! Announce Two Year Distribution Deal with Yahoo! Toolbar and Internet Explorer 7 optimized for Yahoo!

San Diego and Sunnyvale, CA, September XX, 2007 — DivX and Yahoo! Inc. announced today a global agreement to offer consumers who download DivX video software tools a co-branded version of the Yahoo! Toolbar and Internet Explorer 7 optimized for Yahoo!. The Yahoo! offering is expected to launch early November 2007 and will replace third party software previously distributed by DivX.

DivX video software tools are used by consumers around the world to create, play and share high-quality video files across the PC, living room and mobile environments. With over 240 million downloads of the DivX codec since 2003, DivX technology has become a popular standard for digital media online. In addition to the agreement, Yahoo! and DivX will cooperate to create links on the Yahoo! Toolbar to www.DivX.com and www.Stage6.com, a popular online video community that utilizes DivX technology.

“We are excited to partner with Yahoo! to offer our customers valuable tools for discovering and experiencing digital media,” said Kevin Hell, Acting CEO DivX. “Our relationship will yield mutual strategic and business benefits and will help DivX achieve its goal of improving digital media.”

“Our partnership with DivX gives Yahoo! the ability to offer our services to its growing global community, providing them with one-click access to the Yahoo! network. The partnership will also enable Yahoo!’s users worldwide to discover and benefit from the video technologies that DivX has to offer,” said Vish Makhijani, General Manager and Senior Vice President, Yahoo! Search.

For more information, visit www.divx.com or www.yahoo.com.

About DivX, Inc.

DivX creates products and services designed to improve the experience of media. DivX’s first product offering was a video compression-decompression software library, or codec, which has been actively sought out and downloaded over 240 million times since January 2003, including over 80 million times during the last twelve months. DivX has since built on the success of the company’s codec with other consumer software, including the DivX Player application, which is distributed from the DivX website, www.divx.com. The company also licenses its technologies to consumer hardware device manufacturers and certifies their products to ensure the interoperable support of DivX-encoded content. In addition to technology licensing to consumer hardware device manufacturers, DivX currently generates revenue from software licensing, advertising and content distribution.

About Yahoo!

Yahoo! Inc. is a leading global Internet brand and one of the most trafficked Internet destinations worldwide. Yahoo!’s mission is to connect people to their passions, their communities and the world’s knowledge. Yahoo! is headquartered in Sunnyvale, California.

Forward-Looking Statements

Statements in this press release that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, statements regarding DivX’s visibility within the investment community. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause DivX’s actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to: the risk that customer use of DivX technology may not grow as anticipated; the risk that anticipated market opportunities may not materialize at expected levels, or at all; the risk that the Company’s activities may not result in the growth of profitable revenue; risks and uncertainties related to the maintenance and strength of the DivX brand; risks associated with DivX’s ability to penetrate existing and new markets; risks regarding the effects of competition; DivX’s dependence on its licensees and partners; the effect of intellectual property rights claims; and other factors discussed in the “Risk Factors” section of DivX’s quarterly report on Form 10-Q filed with the SEC on August 14, 2007. All forward-looking statements are qualified in their entirety by this cautionary statement. DivX is providing this information as of the date of this release and does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.

###

Contacts

DivX

Press Contact:

Tom Huntington, 858-882-0672

thuntington@divxcorp.com

Investor Contact:

The Blueshirt Group

Todd Friedman, 415-217-7722

todd@blueshirtgroup.com

Yahoo! Inc.

Stephen Rodi, 408-349-4576 (Public Relations)

srodi@yahoo-inc.com

Exhibit K

[ *** ]

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[ *** ]

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